EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


Minefinders Corporation Ltd.
Vancouver, Canada

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2003 relating to the consolidated financial statements of Minefinders Corporation Ltd., appearing in the Company's Annual Report on Form 40-F for the year ended December 31, 2002.




                /s/ BDO Dunwoody LLP
                --------------------------------------
                BDO DUNWOODY LLP



Vancouver, Canada
August 11, 2003